UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2017
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-52004	48-0561319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Security Benefit Pl. Suite 100 Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary of Interim President and CEO
On December 20, 2016, the Federal Home Loan Bank of Topeka (FHLBank) disclosed in a Current Report on Form 8-K that Mark E. Yardley was named Interim President and CEO of FHLBank, effective January 1, 2017.

On February 9, 2017, the Federal Housing Finance Agency (Finance Agency) informed FHLBank of its non-objection to Mr. Yardley’s base salary, which was approved by FHLBank’s Board of Directors (Board) on January 24, 2017. Effective as of January 1, 2017, Mr. Yardley’s annual base salary is $550,000. A description of other compensation and benefits provided or made available to Mr. Yardley may be found in “Item 11 - Executive Compensation” of FHLBank’s Annual Report on Form 10-K filed with the SEC on March 10, 2016.

Award to Executive Vice President, Chief Compliance Officer and General Counsel
On February 9, 2017, the Finance Agency also informed FHLBank of its non-objection to a special award to Patrick C. Doran, Executive Vice President, Chief Compliance Officer and General Counsel. On January 24, 2017, the Compensation Committee of the Board approved a special cash compensation award to Mr. Doran in the amount of $50,000 for his work in overseeing and managing FHLBank’s significant legal and governance projects in 2016.

2017 Executive Incentive Compensation Plan Targets
On February 10, 2017, the Finance Agency informed FHLBank of its non-objection to FHLBank’s 2017 Goal Metrics, Metric Performance Ranges, Participant Eligibility and Metric Weights (the Target Document) adopted by the Board on January 24, 2017, to the Executive Incentive Compensation Plan (EICP). The EICP establishes two performance periods. Participants may earn a Cash Incentive during the “Base Performance Period” and may also earn a Deferred Incentive during the “Deferral Performance Period.” The Target Document covers the 2017 “Base Performance Period” (January 1, 2017 through December 31, 2017) and the 2018 - 2020 “Deferral Performance Period” (January 1, 2018 through December 31, 2020).

For each Base Performance Period, the Board establishes a “Total Base Opportunity” for participants in the EICP. The Total Base Opportunity is equal to a percentage of a participant’s salary at the beginning of the Base Performance Period that may be awarded to a participant as incentive compensation for FHLBank achieving performance levels under each performance measure identified in the Target Document during the Base Performance Period.

Annually, the Board is responsible for establishing performance measures by approving a Target Document that sets forth the Total Base Opportunity, the performance measures, and other applicable terms and conditions for the operation of the EICP. The Target Document defines three achievement levels for each Performance Measure: Threshold, Target and Optimum. Performance between Threshold-Target and Target-Optimum is calculated by linear interpolation.

Eligibility for the EICP is limited to a select group of key management or other highly-compensated employees. The Target Document establishes three levels of participation by participants based on the participant’s position and responsibility as set forth in the Target Document. The Total Base Opportunity for the three levels of participation is as follows:

Participant	Total Base Opportunity
	Threshold	Target	Optimum
Level 1
Interim CEO	35	70	105
Level 2
General Counsel	27.5	55	82.5
Chief Financial Officer (CFO)	27.5	55	82.5
Level 3
Interim Chief Administrative Officer (CAO)	25	50	75
Chief Information Officer (CIO)	25	50	75

In the event FHLBank’s performance during the Base Performance Period results in the achievement of a Total Base Opportunity that exceeds 100% of a participant’s base salary at the start of the Base Performance Period, the Target Document provides that the Total Base Opportunity is capped at 100% of the participant’s base salary.

The Target Document establishes separate metrics for the Base Performance Period and the Deferral Performance Period. The Base Performance Period Metrics are measured by the results achieved by FHLBank in attaining specified performance levels in the following six areas:

•	Adjusted Return Spread on Total Regulatory Capital;

•	Net Income after Capital Charge;

•	Retained Earnings;

•	Diversity and Inclusion;

•	Risk Management - Market, Credit, Liquidity; and

•	Risk Management - Compliance, Business, Operations.

The targets are measured by the results achieved by FHLBank in attaining specified performance levels in the six areas, which are weighted as follows for each of the participants:

Objective	Interim CEO / CFO	General Counsel / Interim CAO / CIO
1.Adjusted Return Spread on Total Regulatory Capital	20%	15%
2.Net Income after Capital Charge	20%	15%
3.Retained Earnings	10%	10%
4.Diversity and Inclusion	10%	10%
5.Risk Management - Market, Credit, Liquidity	20%	25%
6.Risk Management - Compliance, Business, Operations	20%	25%
Total	100%	100%

The Deferral Performance Period is the three-year period over which FHLBank’s performance is measured based on parameters set forth in the Target Document and during which a Deferred Incentive can be earned. The Deferred Incentive means 50% of the Total Base Opportunity, which is deferred for the Deferral Performance Period and is subject to adjustment based upon the extent of achievement of the Performance Measures during the Deferral Performance Period. The Deferral Performance Period Metrics are measured by evaluating the following:

Minimum Requirement for Receiving a Final Deferred Incentive Award
In order for Participants to be eligible to receive a Final Deferred Incentive Award for the 2018-2020 Deferral Performance Period, FHLBank must have a Market Value of Equity (MVE) of not less than 100 percent of FHLBank’s Total Regulatory Capital Stock (TRCS) outstanding (as defined in FHLBank’s Risk Management Policy), as of the last day of the Deferral Performance Period. Upon determining FHLBank has achieved this minimum requirement, the calculation of the Final Deferred Incentive Award amounts shall be measured by evaluating the following:

	Threshold	Target	Optimum
Total Return	10/11 or 11/11 vs FHLBanks	5/11 vs FHLBanks	2/11 or 1/11 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	75%	100%	125%
Weighting	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$

MVE / Total Regulatory Capital (TRC)	10/11 or 11/11 vs FHLBanks	5/11 vs FHLBanks	2/11 or 1/11 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	75%	100%	125%
Weighting	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$
Final Deferred Incentive Award (Dollar value for Total Return + Dollar Value for MVE/TRC)

Total awards payable under the Target Document are not determinable at this time.

The foregoing summary of the Target Document is qualified in its entirety by reference to the Target Document attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 2017 Executive Incentive Compensation Plan Targets, dated January 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

February 15, 2017	/s/ Patrick C. Doran
Date	Patrick C. Doran
EVP, Chief Compliance Officer and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	2017 Executive Incentive Compensation Plan Targets, dated January 24, 2017.